                  OPPENHEIMER MAIN STREET OPPORTUNITY FUND®
                     Supplement dated August 2, 2004 to the
                       Prospectus dated September 24, 2003

This  supplement  amends the Prospectus of Oppenheimer  Main Street  Opportunity
Fund®  (the "Fund") and is in addition to any existing  supplements to the
Fund's Prospectus.

1.   The supplement dated September 24, 2003 is withdrawn.

2.   The  following  paragraph is added to the end of the section  titled "About the Fund's Investments-Other Investment Strategies" on page 9:

     Loans of  Portfolio  Securities.  The Fund has  entered  into a  Securities
     Lending  Agreement  with JP Morgan Chase.  Under that  agreement  portfolio securities  of the  Fund  may be  loaned  to  brokers,  dealers  and  other financial  institutions.  The Securities  Lending  Agreement  provides that loans must be adequately  collateralized and may be made only in conformity with the Fund's Securities Lending Guidelines,  adopted by the Fund's Board of Trustees.  The value of the securities  loaned may not exceed 25% of the value of the Fund's net assets.

August 2, 2004                                                      PS0731.014

                   OPPENHEIMER MAIN STREET OPPORTUNITY FUND®
                     Supplement dated August 2, 2004 to the
          Statement of Additional Information dated September 24, 2003

This supplement  amends the Statement of Additional  Information  ("SAI") of the
Fund and is in addition to any existing supplements to the Fund's SAI:

1.   The supplement dated July 23, 2004 is hereby withdrawn.

2.   The following  paragraph is added to the end of the section titled,  "Loans of Portfolio  Securities"  under  "About the Fund - Additional  Information
     About  the  Fund's  Investment   Policies  and  Risks  -  Other  Investment
     Techniques and Strategies" on page 6:

     The Fund  may lend its  portfolio  securities  pursuant  to the  Securities
     Lending  Agreement  (the  "Securities  Lending  Agreement")  with JP Morgan
     Chase, subject to the restrictions stated in the Prospectus.  The Fund will lend such  portfolio  securities to attempt to increase the Fund's  income.
     Under  the  Securities   Lending   Agreement  and   applicable   regulatory
     requirements  (which are subject to change),  the loan collateral  must, on each business day, be at least equal to the value of the loaned  securities and must consist of cash,  bank letters of credit or securities of the U.S.
     Government   (or  its  agencies  or   instrumentalities),   or  other  cash
     equivalents  in which the Fund is permitted to invest.  To be acceptable as collateral,  letters  of credit  must  obligate  a bank to pay to JP Morgan
     Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter of credit and the issuing bank must be  satisfactory  to JP Morgan Chase and the Fund.  The Fund will  receive, pursuant to the Securities Lending Agreement,  80% of all annual net income
     (i.e.,   net  of  rebates  to  the  Borrower)   from   securities   lending
     transactions.  JP Morgan Chase has agreed,  in general,  to  guarantee  the obligations of borrowers to return loaned  securities and to be responsible for expenses relating to securities lending.  The Fund will be responsible, however,  for risks  associated  with the  investment  of cash  collateral, including  the risk  that the  issuer  of the  security  in which  the cash collateral has been invested defaults. The Securities Lending Agreement may be  terminated  by either JP Morgan  Chase or the Fund on 30 days'  written notice. The terms of the Fund's loans must also meet applicable tests under the  Internal  Revenue  Code  and  permit  the  Fund  to  reacquire  loaned securities  on  five  business  days'  notice  or in  time  to  vote on any important matter.

3.   The first paragraph of the section titled "Futures"  beginning on page 9 is deleted and replaced with the following:

     Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)
     broadly-based  stock  indices  (these  are  referred  to  as  "stock  index futures"),  (2)  securities  indices  (these are referred to as  "financial futures"),  (3)  foreign  currencies  (these are  referred  to as  "forward contracts") and (4) an individual stock ("single stock futures").

     and the following is added as the third paragraph of that same section:

     A single stock future obligates the seller to deliver (and the purchaser to
     take)  cash  or  a  specified   equity   security  to  settle  the  futures
     transaction.  Either party could also enter into an offsetting  contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

4.   Effective  December 2, 2003,  the first  paragraph  of the  section  titled
     "Regulatory  Aspects of  Hedging  Instruments" on page 15 is  deleted  and replaced with the following:

     o    Regulatory  Aspects of Hedging  Instruments.  The Commodities  Futures
          Trading  Commission (the "CFTC")  recently  eliminated  limitations on futures trading by certain  regulated  entities  including  registered investment  companies.  Consequently,  registered investment companies may engage in  unlimited  futures  transactions  and  options  thereon provided  that the Fund  claims  an  exclusion  from  regulation  as a commodity pool  operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange
          Act  ("CEA").  The Fund may use  futures  and  options for hedging and non-hedging  purposes  to the extent  consistent  with its  investment objective,  internal risk management  guidelines adopted by the Fund's investment  advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

5.   The following is added as a new caption under "Investment  Restrictions" on page 18:

     |X|  Does the Fund Have Additional  Restrictions That Are Not "Fundamental"
          Policies?

     The Fund has an additional  operating policy that is not "fundamental," and which can be changed by the Board of Trustees without shareholder approval:

     o    The  Fund  cannot  invest  in  the  securities  of  other   registered
          investment  companies or registered unit investment trusts in reliance on  sub-paragraph  (F) or (G) of section  12(d)(1)  of the  Investment
          Company Act.

6.   On December 31, 2003,  Charles Albers retired from  OppenheimerFunds,  Inc.
     Effective  September 30, 2003 and lasting until the end of 2003, Mr. Albers retained an advisory role with respect to the Fund.

August 2, 2004                                                      PX731.010